                                                   As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                                      Registration No. 333-58234
                                                                       811-03859

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
       SUPPLEMENT TO THE POLARIS PLATINUM II PROSPECTUS (R-3035-PRO (R 4/03))
                                DATED MAY 1, 2003
--------------------------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS THE FEE TABLE AND EXPENSE EXAMPLES ON PAGE 5 - 6 OF THE PROSPECTUS:

IF YOU PURCHASE YOUR CONTRACT THROUGH CERTAIN BROKER/DEALERS, THE FEE FOR THE CAPITAL PROTECTOR FEATURE IS AS FOLLOWS:

OPTIONAL CAPITAL PROTECTOR FEE

      Contract Year           Annualized Charge
      -------------           -----------------
      0-7                           0.60%
      8-10                          0.20%
      11+                           none

      The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract. The fee is deducted from your contract value at the end of the first contract quarter and quarterly thereafter.

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
                      IF YOU DO NOT ELECT PRINCIPAL REWARDS

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract maintenance fees, separate account annual expense, fees for optional features and expenses for the underlying portfolios of the Trusts.


The Examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; no withdrawals and that the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77%, INCLUDING ESTATEPLUS AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 2.38%)

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD AND YOU ELECT THE OPTIONAL ESTATEPLUS AND CAPITAL PROTECTOR FEATURES WITH THE FOLLOWING CHARGES (0.25% AND 0.60% RESPECTIVELY):

1 YEAR  3 YEARS    5 YEARS     10 YEARS
------  -------    -------     --------
$1,180   $1,944     $2,712       $4,734

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT AND YOU ELECT THE OPTIONAL ESTATEPLUS AND CAPITAL PROTECTOR FEATURES WITH THE FOLLOWING CHARGES (0.25% AND 0.60% RESPECTIVELY):

1 YEAR      3 YEARS     5 YEARS    10 YEARS
------      -------     -------    --------
  $480       $1,444      $2,412     $4,734

(3) IF YOU ANNUITIZE YOUR CONTRACT:

1 YEAR      3 YEARS     5 YEARS    10 YEARS
------      -------     -------    --------
  $392       $1,189      $2,004     $4,121

MINIMUM EXPENSE EXAMPLES

(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.60%)


(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD AND YOU DO NOT ELECT ANY OPTIONAL FEATURES:

1 YEAR      3 YEARS     5 YEARS    10 YEARS
------      -------     -------    --------
 $920        $1,179      $1,464     $2,503

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT AND YOU DO NOT ELECT ANY OPTIONAL
FEATURES:

1 YEAR      3 YEARS     5 YEARS    10 YEARS
------      -------     -------    --------
  $220        $679       $1,164     $2,503

(3) IF YOU ANNUITIZE YOUR CONTRACT:

1 YEAR      3 YEARS     5 YEARS    10 YEARS
------      -------     -------    --------
  $215        $664       $1,139     $2,452

THE CAPITAL PROTECTOR FEE ON PAGE 9 OF THE PROSPECTUS IS SUPPLEMENTED WITH THE
FOLLOWING:

If you purchase your contract through certain broker/dealers, the fee for the Capital Protector features is as follows:

CONTRACT YEAR           ANNUALIZED CHARGE *
-------------           -------------------
0-7                             0.60%
8-10                            0.20%
11+                             none

* As a percentage of your contract value minus purchase payments received after the 90th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

THE FOLLOWING IS ADDED AS THE SECOND TO LAST PARAGRAPH IN THE FIXED ACCOUNT OPTIONS OF THE PROSPECTUS:

If available, you may systematically transfer interest earned in available fixed account guarantee periods ("FAGPs") into any of the Variable Portfolios on certain periodic schedules offered by Us. You may change or terminate these systematic transfers by contacting Our Annuity Service Center. Check with your financial representative about the current availability of this service.

THE FOLLOWING REPLACES THE PARAGRAPH TITLED "ANNUAL RE-EVALUATION" UNDER THE ASSET ALLOCATION PROGRAM ON PAGE 13 OF THE PROSPECTUS:

            ANNUAL RE-EVALUATION
Each year, on or about March 31, the allocations in every model are re-evaluated and updated to assure that the investment objectives remain consistent. The percentage allocations within each model may change and investment options may be added to or deleted from a model as a result of the annual re-evaluation. We will automatically rebalance your investment according to the reevaluation allocations each year at or around March 31. If you choose not to participate in the re-evaluation part of this program, you must contact the Annuity Service Center. Some broker-dealers require that you consent to the re-evaluation each year and will not allow Us to automatically rebalance your contract in accordance with the re-evaluated models. Please check with your financial representative to determine the protocol for his/her firm.


Date: August 11, 2003

                Please keep this Supplement with your Prospectus.


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